Exhibit 10.9

LOAN AGREEMENT

This agreement (hereinafter referred to as the “Loan Agreement”) is made on 2nd day of August 2017 by and between:

ZEMENIK TRADING LIMITED, a company incorporated in Cyprus with registered number 332806, registered office is at Dositheou, 42, Strovolos, 2028, Nicosia, Cyprus, duly represented by its Directors Katerina Iosif and Panagiota Stylianou, acting under the Articles of Association (hereinafter referred to as the “Lender”), and

HIGHWORLD INVESTMENTS LTD, a company incorporated in the British Virgin Islands (with registered number 1802016), whose registered office is at Trident Chambers, P.O. Box 146, Road Town, Tortola, BVI (hereinafter referred to as the “Borrower”), hereinafter together referred to as the “Parties”.

1.	THE LOAN

1.1	In accordance with the provisions and terms of this Loan Agreement the Lender grants the Borrower the loan in a principal amount not exceeding RUB 136 686 000 (One hundred thirty-six million six hundred eighty-six thousand rubles) (hereinafter referred to as the “Loan”).

1.2	The Loan shall be advanced to the Borrower in one or more tranches at Lender’s discretion within 90 (Ninety) calendar days of the date of delivery of a drawdown request from the Borrower and shall be repaid by the Borrower in full or in part together with any accrued interest in accordance with the terms of this Loan Agreement.

1.3	The Loan shall be repaid to the following bank account of the Lender (or such other account as is notified in writing to the Borrower not later than 10 days before repayment is due):

Beneficiary: ZEMENIK TRADING LIMITED

IBAN: CY41 0020 0195 0000 3570 2219 3967 (RUB)

Bank: Bank of Cyprus Public Company Ltd

Swift BIC: BCYPCY2N

1.4	The term of the Loan is 11 months and it shall be repayable by the Borrower on the day falling 11 months after the date (if a business day in London and Cyprus, failing which it shall be repayable on the next succeeding business day, which extension shall not be included in computing interest on the Loan) of this Agreement or earlier at any time at the Borrower’s discretion.

2.	REPRESENTATIONS

2.1	The Borrower represents that (a) it is a legal entity registered and carrying out activity in accordance with the laws of England and Wales in force; (b) all corporate procedures, statutory documents and permissions necessary and required for the execution of this Agreement have been obtained and are effective, and this Agreement does not contradict the contractual limitations binding upon Borrower and its statutory documents; and (c) this Agreement constitutes effective legal obligations of Borrower.

2.2	The Lender represents that: (a) it is a legal entity registered and carrying out activity in accordance with the laws of Republic of Cyprus in force; (b) all corporate procedures, statutory documents and permissions necessary and required for the execution of this Agreement and the transactions contemplated herein have been obtained and are effective, and this Agreement does not contradict ant contractual limitations binding upon Lender and its statutory documents; and (c) this Agreement constitutes effective legal obligations of Lender.

3.	INTEREST

3.1	The interest on the Loan accrues on a monthly basis in the amount of 8.225% (the «Interest Rate») and is calculated using the formula provided in the clause 3.3. hereof.

3.2	Borrower shall pay to Lender interest on the Loan at the moment of full repayment of the total Loan amount.

3.3	Interest on the Loan Agreement shall be calculated using the following formula:

[The amount of the interest for a month] = [Outstanding Loan amount] X Interest Rate/365/366 days X [the amount of calendar days in the respective month]

3.4	The interest on the Loan is not compounded.

3.5	In case of Borrower’s default on its obligations with respect to the Loan and/or interest payments, Lender has the right to charge the penalty to the defaulted amount in the amount of 0.025% (zero point zero two five per cent) per day of default. Payment of penalty shall not discharge Borrower from repayment of the Loan and/or interest thereon.

4.	MISCELLANEOUS

4.1	The Loan Agreement comes into force on the date first written above.

4.2	Any notice sent under this Loan Agreement shall be submitted in writing personally, by mail, telex or fax to the addresses of both of the required Parties as indicated above or at any other address that the Parties may notify the other Party.

4.3	The Parties may not transfer all or part of his rights or obligations under this Loan Agreement without written consent of the other Party. The Lenders consent to the Borrower’s assignment to an affiliate is not to be unreasonably withheld.

4.4	Any amendments to this Loan Agreement can only be introduced in the form of a written document duly signed by the authorized representatives of Borrower and the Lender. Any changes, suspensions or extension of the term of the Loan Agreement shall be made by additional agreement of the Parties.

4.5	This Agreement may be executed in any number of counterparts each of which when executed and delivered shall constitute a duplicate original, but all the counterparts shall together constitute the one agreement. No counterpart shall be effective until each party has executed and delivered at least one counterpart.

4.6	No third parties shall have any rights under this Agreement under the Contracts (Rights of Third Parties) Act 1999.

4.7	The provisions of this Agreement shall be governed by the laws of England and Wales.

4.8	All disputes of the Lender with Borrower concerning the provisions of this Agreement, which cannot be settled by way of negotiations, shall be referred to and finally resolved by arbitration under the LCIA Rules, which Rules are deemed to be incorporated by reference into this clause. The number of arbitrators shall be one. The seat or legal place of arbitration shall be London. The language to be used in the arbitral proceedings shall be English.

Signature page follows

IN WITNESS WHEREOF, the Parties acting through their authorised representatives have concluded and have signed this Loan Agreement on the specified day.

Duly executed by the Parties:

For and on behalf of the Borrower:

Signature:

Name:

Position:

For and on behalf of the Lender:

Signature:

Name:	Katerina Iosif

Position:	Director

Signature:

Name:	Panagiota Stylianou

Position:	Director

Additional Agreement to the Loan Agreement dated 2 August 2017

12 December 2017

ZEMENIK TRADING LIMITED, a company incorporated in Cyprus with registered number 332806, registered office is at Dositheou, 42, Strovolos, 2028, Nicosia, Cyprus, duly represented by its Directors Katerina Iosif and Panagiota Stylianou, acting under the Articles of Association (hereinafter referred to as the “Lender”), and

HIGHWORLD INVESTMENTS LIMITED, a company incorporated in British Virgin Islands with registered number 1802016, whose registered office is at Trident Chambers, P.O. Box 146, Road Town, Tortola, BVI (hereinafter referred to as the “Borrower”), hereinafter together referred to as the “Parties”, have entered into this additional agreement (the “Additional Agreement”) to the loan agreement dated 2 August 2017 between the Parties, as amended, supplemented or restated from time to time (the “Loan Agreement”) which is attached to this Additional Agreement in Annex 1 hereto and have agreed as follows.

1.	INTERPRETATION

Unless otherwise specifically defined herein, each capitalized term used herein shall have the meaning assigned to such term in the Loan Agreement. In the event of any conflict or inconsistency between the provisions of this Additional Agreement and the Loan Agreement with respect to the matters set forth herein, the provisions of this Additional Agreement shall prevail.

2.	AMENDMENTS

2.1   With effect from (and including) the Effective Date (as defined below), the Parties agree that the following new clause 3.6 shall be added to clause 3 (Interest) of the Loan Agreement:

“Notwithstanding any other provisions of this Agreement, with effect from (and including) the Effective Date and ending and (including) 31 March 2018 (such 120 day period, the “Excluded Period”), no interest shall accrue on the Loan. After the expiry of the Excluded Period, interest shall continue to accrue on the outstanding amount of the Loan in accordance with this Agreement.”

3.	EFFECTIVE DATE

The Parties agree that the “Effective Date” shall be 1 December 2017.

4.	MISCELLANEOUS

4.1   Except as expressly amended hereby, all of the terms and provisions of the Loan Agreement shall remain in full force and effect.

4.2   This Additional Agreement comes into force on the date first written above and applies to the relations of the Parties that have arisen prior to such date.

4.3   The Parties agree that clause 4 (Miscellaneous) of the Loan Agreement shall apply mutatis mutandis to this Additional Agreement.

Signature page follows

IN WITNESS WHEREOF, the Parties acting through their authorized representatives have concluded and have signed this Additional Agreement on the specified day.

Duly executed by the Parties:

For and on behalf of the Borrower:

Signature:

Name:

Position:	Director

For and on behalf of the Lender:

Signature:

Name:	Katerina Iosif

Position:	Director

Signature:

Name:	Panagiota Stylianou

Position:	Director

ANNEX 1